FORM 8-K



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934


        Date of Report (Date of earliest event reported): August 31, 2004



                          THE HARTCOURT COMPANIES INC.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter.)


                                      Utah
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                    (State of incorporation or organization)


                                    001-12671
                             ----------------------
                            (Commission File Number)


                                   87-0400541
                      -----------------------------------
                      (I.R.S. Employee Identification No.)


              911 E. Colorado Blvd. Third Floor Pasadena, CA 91106
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (626) 844 2437



Item 1.02.     Termination of a Material Definitive Agreement

The Hartcourt Companies, Inc., (the "Registrant"), together with its subsidiary, Shanghai Huaqing Corporation Development Co., Ltd. ("Huaqing") has agreed with Pengyang Computer Co., Ltd. ("Pengyang") not to complete the pending acquisition of 100% equity interest in Pengyang. The definitive agreement for purchase of 100% of Pengyang's equity interest was signed on November 21, 2003.



                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          THE HARTCOURT COMPANIES INC.



Dated: August 31, 2004

By: /s/ Carrie Hartwick
-----------------------
        Carrie Hartwick
Chief Executive Officer